                                                                     EXHIBIT 1.1


                                 $250,000,000

                            THERMOTREX CORPORATION
                          THERMO ELECTRON CORPORATION

                            UNDERWRITING AGREEMENT
                            ----------------------


                                              October 28, 1997
Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Dear Sirs:

     ThermoTrex Corporation, a Delaware corporation (the "Company"), proposes to
                                                          -------
issue and sell up to $250,000,000 of a combination of the Company's (i) debt securities, consisting of debentures, notes or other unsecured evidences of indebtedness which may be either senior debt securities (the "Senior Debt Securities") or subordinated debt securities (the "Subordinated Debt Securities"), and (ii) shares of common stock, $.01 par value (the "Common
                                                                    ------
Stock"), in one or more offerings on terms and conditions determined at the time
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of sale.  Debt Securities that may be issued by the Company will be guaranteed
(the "Guarantees"), on either a senior or subordinated basis, by Thermo Electron
      ----------
Corporation, a Delaware corporation and the corporate parent of the Company ("Thermo Electron"), and, in certain circumstances, common stock, $1.00 par
-----------------
value, of Thermo Electron (the "Thermo Electron Common Stock") may be issued on
                                ----------------------------
conversion of Debt Securities in lieu of the issuance of Common Stock on conversion thereof. The Debt Securities, the Common Stock, the Guarantees and the Thermo Electron Common Stock are sometimes referred to herein as the "Offered Securities." The Senior Debt Securities will be issued pursuant to an
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indenture (the "Senior Indenture") among the Company, Thermo Electron and
                ----------------
Bankers Trust Company, as trustee (the "Trustee") and the Subordinated Debt
                                        -------
Securities will be issued pursuant to an indenture (the "Subordinated Indenture") among the Company, Thermo Electron and the Trustee (the Senior Indenture and Subordinated Indenture are sometimes hereinafter collectively referred to as the "Indentures" and individually as an "Indenture").

     From time to time, the Company and Thermo Electron may enter into one or more terms agreements (each a "Terms Agreement") that provide for the sale of
                               ---------------
such designated Offered Securities to, and the purchase and offering thereof by, either or both of you, as applicable, and the underwriter or underwriters named therein (the "Underwriters" or "you", which terms shall
              ------------      ---
include the underwriter or underwriters named therein whether acting alone in the sale of Offered Securities or as members of an underwriting syndicate), and the provisions set forth herein (except for provisions which relate to securities other than Offered Securities designated in the applicable Terms Agreement) shall be incorporated by reference in any such Terms Agreement. The applicable Terms Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement."
                                     --------------

     1.   Representations, Warranties and Agreements of the Company and Thermo
          --------------------------------------------------------------------
Electron. The Company and Thermo Electron, jointly and severally, represent and
--------
warrant as to the Company (and its Subsidiaries) as follows, Thermo Electron represents and warrants as to itself (and its Subsidiaries) as follows, and the Company and Thermo Electron, jointly and severally, agree with each Underwriter as follows:

     (a) A registration statement on Form S-3 (No. 333-34909 and -34909-01), including a prospectus relating to the Offered Securities of the Company and Thermo Electron for the registration of such securities under the United States Securities Act of 1933, as amended (the "Securities Act"), has (i) been prepared
                                         --------------
by the Company and Thermo Electron in material conformity with the requirements of the Securities Act and the rules and regulations (the "Rules and
                                                          ---------
Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the
-----------
Securities Act and (iii) become effective under the Securities Act; and each Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of such registration statement and any
      -------------------
amendments thereto have been delivered by the Company and Thermo Electron to you. As used in this Agreement, "Effective Date" means the date and the time as
                                  --------------
of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Registration Statement" means the registration statement in the form it became
-----------------------
or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations), including all documents incorporated by reference or deemed to be incorporated by reference therein and the exhibits thereto and, in the event of any amendment thereto or the filing of any abbreviated registration statement pursuant to Rule 462(b) of the Rules and Regulations relating thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of such abbreviated registration statement) such registration statement as so amended, together with any such abbreviated registration statement; "Base Prospectus" means the prospectus included in the
                         ---------------
Registration Statement; "Preliminary Prospectus" means any preliminary form of
                         ----------------------
prospectus supplement specifically relating to designated Offered Securities in the form filed with, or transmitted for filing to the Commission pursuant to Rule 424 of the Rules and Regulations, together with any accompanying prospectus; "Prospectus Supplement" means any prospectus supplement specifically
             ---------------------
relating to designated Offered Securities in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act; "Prospectus" means the Base Prospectus together with the Prospectus Supplement
-----------
specifically relating to designated Offered Securities in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act following the execution of a Terms Agreement with respect to such Offered Securities, except that if such Base Prospectus is amended or supplemented on or prior to the date on which such Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Base Prospectus as so amended or supplemented and as supplemented by such Prospectus Supplement; Prospectus "Base Prospectus," "Prospectus," "Preliminary Prospectus" and
            ---------------    ----------    ----------------------
"Prospectus Supplement" shall include in each case the documents, if any, filed
----------- ----------
by the Company or Thermo Electron with the Commission pursuant to the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                         ------------
incorporated by reference therein; and "supplement" and "amendment", shall be
                                        ----------       ---------
deemed to refer to and include any documents incorporated by reference pursuant to Item 12 of Form S-3 under the Securities Act that are filed subsequent to the date of the Base Prospectus by the Company or Thermo Electron with the Commission pursuant to the Exchange Act. Any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company or Thermo Electron, as the case may be, filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. Any reference herein to information "contained in," "contemplated by," "described in,"
                       ------------    ---------------    ------------
"disclosed in,"  "included in" or "set forth in" any of the foregoing documents,
-------------     -----------      ------------
or words of similar effect, shall be deemed to include the documents incorporated or deemed to be incorporated by reference therein.

     (b) The Registration Statement complies as to form in all material respects, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply as to form in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date and applicable Closing Date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made), not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the Registration Statement or the Prospectus. To the extent applicable, the copies of the Registration Statement and each other document referred to in subparagraph (a) above that have been or will be furnished to the Underwriters have been and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T.
 -------

     (c) If the Offered Securities are Debt Securities: Each Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

     (d) The documents incorporated or deemed to be incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; and any further documents so filed and incorporated or deemed to be incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (e) The Company and Thermo Electron and each of their respective Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation. The Company, Thermo Electron and each of their respective Subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of such corporation (meaning herein the Company or Thermo Electron, as the case may be) and its Subsidiaries taken as a whole, and where so qualified have all corporate power and authority necessary to own, lease or operate their respective properties and to conduct the businesses in which they are engaged as described in the Prospectus. Except as described in the Prospectus, the Company, Thermo Electron and their respective Subsidiaries hold all material licenses, certificates and permits from governmental authorities necessary for the conduct of their respective businesses as described in the Prospectus.

     (f) The Company and Thermo Electron had an authorized and issued capitalization as set forth in the Prospectus (as of the date specified therein), and all of the issued and outstanding shares of capital stock of the Company and Thermo Electron have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued and outstanding shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and as set forth in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except that certain of such shares are reserved for transfer pursuant to stock option and other benefit plans under which options to purchase common stock of such corporation owned by its corporate parent are granted to certain employees, directors or consultants of Thermo Electron, the Company and their Subsidiaries.

     (g) If the Offered Securities are Debt Securities: The Debt Securities have been duly and validly authorized by the Company and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of the Senior Indenture or the Subordinated Indenture, as the case may be, against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights generally ("applicable
                                                                 ----------
bankruptcy laws") and general equitable principles (whether considered in a
---------------
proceeding in equity or at law); and the Debt Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus. The Guarantees have been duly and validly authorized by Thermo Electron and, when duly executed, issued and delivered by Thermo Electron, and, if required, authenticated by the Trustee pursuant to the provisions of the Indenture, against payment for the Debt Securities as provided in this Agreement, will constitute valid and legally binding obligations of Thermo Electron entitled to the benefits of such Indenture and enforceable against Thermo Electron in accordance with their terms, subject to the effects of applicable bankruptcy laws and general equitable principles (whether considered in a proceeding in equity or at law); and the Guarantees, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

     (h) If the Offered Securities are Debt Securities: Each Indenture has been duly authorized by the Company and Thermo Electron, and when duly executed by the proper officers of the Company and Thermo Electron (assuming due execution and delivery by the Trustee) and delivered by the Company and Thermo Electron will constitute a valid and legally binding obligation of the Company and Thermo Electron enforceable against them in accordance with its terms, subject to the effects of applicable bankruptcy laws and general equitable principles (whether considered in a proceeding in equity or at law); and each Indenture conforms in all material respects to the description thereof contained in the Prospectus.

     (i) If the Offered Securities are shares of Common Stock: The unissued shares of Common Stock have been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement, such shares will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus.

     (j)  If the Offered Securities are convertible into shares of Common Stock:
The shares of Common Stock reserved for issuance upon conversion of convertible Debt Securities have been validly authorized and reserved for such purpose; and, if and when any of such convertible Debt Securities are converted into shares of Common Stock in accordance with the conversion rights so provided, such shares of Common Stock will be validly issued, fully paid and non-assessable and delivered in accordance with the terms of the Company's corporate charter and by-laws; and when issued and delivered, such Common Stock will conform in all material respects to the description thereof contained in the Prospectus.

     (k) If Thermo Electron Common Stock may be delivered on conversion of convertible Debt Securities: If and when any Thermo Electron Common Stock is delivered upon conversion of any convertible Debt Securities in lieu of the Common Stock issuable upon conversion, such shares of Thermo Electron Common Stock will be validly issued, fully paid and non-assessable and delivered in accordance with the terms of Thermo Electron's corporate charter and by-laws;

and when issued and delivered, such Thermo Electron Common Stock will conform in all material respects to the description thereof contained in the Prospectus.

     (l)  If the Offered Securities are shares of Common Stock:   There are no
preemptive or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of any shares of the Common Stock, including any Common Stock issuable upon conversion of any Offered Securities, in each case, pursuant to the Company's corporate charter or by-laws or any agreement or other instrument to which the Company is a party.

     (m) This Agreement has been duly authorized, executed and delivered by the Company and Thermo Electron.

     (n) The execution, delivery and performance of this Agreement by the Company and Thermo Electron, the execution, delivery and performance of each Indenture (if the Offered Securities are Debt Securities) by the Company and Thermo Electron, and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the Offered Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, lien, charge or encumbrance upon any property or mortgage, deed of trust, loan agreement, or other agreement or instrument to which the Company or Thermo Electron or any of their respective Subsidiaries is a party or by which it or any of them is bound or to which any of the property or assets of the Company or Thermo Electron or any of their respective Subsidiaries is subject, except in each case for such conflicts, breaches, violations or defaults which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of such corporation and its Subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the charter or by-laws of any of such corporation or any of their respective Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or Thermo Electron or any of their respective Subsidiaries or any of their respective material properties or assets; and except for the registration of the Offered Securities under the Securities Act, the qualification of each Indenture under the Trust Indenture Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act or applicable state or foreign securities laws or by the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing, registration or qualification of or with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the Indentures (if the Offered Securities are Debt Securities) by the Company or Thermo Electron and the consummation by the Company and Thermo Electron of the transactions contemplated hereby and thereby.

     (o) Except as described in the Prospectus, and except as to shares held by Anthony J. Pellegrino (in the event he becomes an affiliate of the Company within the meaning of Rule 144 under the Securities Act), there are no agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

     (p) Neither the Company nor any of its Subsidiaries, nor Thermo Electron nor any of its Subsidiaries has sustained, since the date of the latest financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its Subsidiaries taken as a whole, or to Thermo Electron and its Subsidiaries taken as a whole, as the case may be, otherwise than as set forth or contemplated in the Prospectus; except as contemplated by or disclosed in the Prospectus, since such date, neither the Company nor Thermo Electron has incurred any material liability or obligation, or entered into any material transaction, or declared or paid any dividend on its capital stock or issued or granted any securities; and except as contemplated by or disclosed in the Prospectus, since such date, there has not been any material change in the capital stock of the Company or any of its Subsidiaries or of Thermo Electron or any of its Subsidiaries or any material change in the consolidated long-term debt of the Company or of Thermo Electron, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial condition, shareholders' equity or results of operations of the Company and its Subsidiaries taken as a whole, or of Thermo Electron and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

     (q) Arthur Andersen LLP, which has certified the financial statements of the Company and Thermo Electron included in the Registration Statement, and any other accounting firm which has certified any financial statements contained in the Registration Statement, and whose reports appear in the Prospectus or are incorporated by reference therein, are independent public accountants as required by the Securities Act and the Rules and Regulations.

     (r) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby at the dates and for the periods indicated; and have been prepared in conformity with United States generally accepted accounting principles or International Accounting Standards, as the case may be, applied on a consistent basis throughout the periods involved, except as otherwise expressly set forth therein.

     (s) Except as described in the Prospectus, there are no legal or governmental proceedings pending or threatened by or against the Company or Thermo Electron or any of their respective Subsidiaries or of which any material property or assets of the Company or Thermo Electron or any of their respective Subsidiaries is the subject which are required to be disclosed in the Registration Statement or the Prospectus.

     (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the

Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations.

     (u) Neither the Company, Thermo Electron nor any of their respective Subsidiaries is

          (i) in violation in any material respect of its corporate charter or by-laws, or

          (ii) except as described in the Prospectus, in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement to which the Company or Thermo Electron or any of their respective Subsidiaries is a party or by which it or any of them is or may be bound or to which any of the properties or assets of the Company or Thermo Electron or any of their respective Subsidiaries is subject, except for such defaults which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of such corporation and its Subsidiaries taken as a whole; or

          (iii) except as described in the Prospectus, in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which the Company or Thermo Electron or any of their respective Subsidiaries or its or any of their respective property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its or their property or to the conduct of its or their business, except for such violations or failures which would not reasonably be expected to have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of such corporation and its Subsidiaries taken as a whole.

     (v) Except as described in the Prospectus, the Company and Thermo Electron and their respective Subsidiaries own, or have valid rights to use, all items of real and personal property which are material to the business of such corporation and its Subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims which may materially interfere with the consolidated financial condition, shareholders' equity, results of operations or business of such corporation and its Subsidiaries taken as a whole.

     (w) Except as described in the Prospectus, the Company and Thermo Electron and their respective Subsidiaries own or possess adequate licenses or other rights to use all intellectual property rights, including patents, trademarks, service marks, trade names, copyrights or know-how, necessary to conduct their respective businesses as described in the Prospectus, except where such failure, singularly or in the aggregate, would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of such corporation and its Subsidiaries taken as a whole, and, except as described in the Prospectus, none of the Company or Thermo Electron or their respective Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) rights or claims of others with respect to any patents, patent applications, trademarks, service marks, trade names, copyrights or know-how, that is reasonably likely to result in a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of such corporation and its Subsidiaries taken as a whole.

     (x) Neither the Company, nor Thermo Electron, nor any of their respective Subsidiaries, is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

     (y) Since the date which is three months prior to this Agreement, no debt rating assigned to Thermo Electron by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, has been lowered or, to Thermo Electron's knowledge, threatened to be lowered by any such rating organization nor, to Thermo Electron's knowledge, has it been placed under surveillance or review by any such rating organization.

     (z) Any certificate signed by any officer of the Company or Thermo Electron and delivered to the Underwriters or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty hereunder by the Company or Thermo Electron, as the case may be, to each Underwriter as to the matters covered thereby.

     2.   Purchase of the Offered Securities by the Underwriters.  On the basis
          ------------------------------------------------------
of the representations and warranties contained in, and subject to the terms and conditions set forth herein, the Company agrees to sell to the Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at the price and/or principal amount, as the case may be, set forth in the applicable Terms Agreement attached hereto as Schedule I and in the
                                                  ----------
respective amounts and number of shares, as the case may be, of the designated Offered Securities set forth opposite the name of each such Underwriter in Exhibit A to such Terms Agreement. In addition, the Company may specify in any
---------
Terms Agreement relating to any offering that the Company thereby grants to the Underwriters an option to purchase up to the number of shares or principal amount of additional Offered Securities (the "Option Securities," and if so
                                              -----------------
purchased shall also be "Offered Securities" herein) in the amount set forth in
                         ------------------
such Terms Agreement.  The option thereby granted is exercisable as provided in
Section 4 hereof, shall expire at the close of business on the 30th day after the date of the applicable Terms Agreement (unless otherwise specified therein) and will be granted solely for the purpose of covering over-allotments which may be made in connection with the applicable offering. The Option Securities shall be purchased severally for the account of the Underwriters in proportion to the number or amount of Offered Securities set opposite the name of such Underwriters in Exhibit A of the applicable Terms Agreement. The respective
                ---------
purchase obligations of each Underwriter with respect to the Option Securities shall be adjusted by the managing Underwriter so that no Underwriter shall be obligated to purchase Option Securities in amounts other than in 100 share or $1,000 principal amount increments.

     3.   Offering of the Offered Securities by the Underwriters.  (a) The
          ------------------------------------------------------
several Underwriters propose to offer the Offered Securities for sale upon the terms and conditions set forth in the Prospectus and any amendment or supplement thereto relating to the Offered Securities.

     (b) Each Underwriter severally agrees to comply with the following restrictions in the offering and sale of any Debt Securities:

               (i) except to the extent permitted under U.S. Treasury Regulation (S)1.163-5(c)(2)(i)(D) (the "D Rules"), (A) the Underwriters have not
                                        -------
offered or sold, and during the restricted period will not offer or sell, Debt Securities in bearer form to a person who is within the United States or its possessions or to a United States person, and (B) the Underwriters have not delivered, and will not deliver, within the United States or its possessions definitive Debt Securities in bearer form that are sold during the restricted period;

               (ii) The Underwriters and each of their affiliates that is acquiring from them Debt Securities in bearer form for the purposes of offering or selling such Debt Securities during the restricted period, presently have in effect, and throughout the restricted period will have in effect, procedures reasonably designed to ensure that such Underwriters and such affiliates and their respective employees or agents who are directly engaged in selling Debt Securities in bearer form are aware that such Debt Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

               (iii) Each Underwriter that is a United States person, if any, is acquiring, either as agent or on its own behalf, the Debt Securities in bearer form for purposes of resale in connection with their original issuance, and if it retains Debt Securities in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treasury Regulation (S)1.163-5(c)(2)(i)(D)(6); and

               (iv) With respect to each of the Underwriters' affiliates that acquires from such Underwriter Debt Securities in bearer form for the purpose of offering or selling such Debt Securities during the restricted period, such Underwriter agrees that it will obtain from such affiliate for the benefit of the Company the representations, warranties, covenants and agreements contained in clauses (i), (ii) and (iii).

Terms used in this Section 3(b) have the meanings given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules.

     (c) Each Underwriter severally represents and agrees that (i) it has not offered or sold and will not offer or sell in the United Kingdom any Offered Securities except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (the "Regulations") or the Financial Services Act 1986, (ii) it has complied and will
------------
comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the

Offered Securities in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by it in connection with the issue of the Offered Securities if that person is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, as amended by article 4 of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1997, or is a person to whom the document may otherwise lawfully be issued or passed on.

     (d) Each Underwriter, jointly and severally, represents and warrants that they have not entered into, and agree that they will not enter into, any contractual arrangement with respect to the distribution or delivery of the Debt Securities in bearer form, except with their respective affiliates, without the prior written consent of the Company or pursuant to a form of selling agreement containing restrictions substantially to the effect set forth in paragraph (b) above.

     4.   Delivery of and Payment for the Offered Securities.  Delivery of and
          --------------------------------------------------
payment for the Offered Securities shall be made at the headquarters office of the managing Underwriter, or at such other location as may be agreed upon by the Underwriters and the Company, at 10:00 a.m., Eastern time, on the third business day (or on the fourth business day, if permitted by the Rules and Regulations) following the date of this Agreement, or at such other time and date as shall be agreed upon (each such date and time of payment and delivery being herein called the "Closing Date") in the manner set forth in the applicable Terms Agreement.
     ------------
Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Offered Securities shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Common Stock, the Company shall make the certificates representing the Common Stock available for inspection by the Underwriters in New York, New York, not later than 2:00 p.m., Eastern time, on the business day prior to the Closing Date. The Debt Securities of a series may be issued in whole or in part in the form of one or more global securities that will be deposited with, or on behalf of, one or more depositories, or a nominee thereof, identified in the Prospectus relating to such series. In such a case, the manner of delivery of such global securities will be set forth in the applicable Terms Agreement, or if not so set forth, as described in the applicable Prospectus. At any time on or before the thirtieth day after the date of any Terms Agreement relating to Option Securities, if applicable, the option granted in Section 2 may be exercised by written notice being given to the Company by or on behalf of the Underwriters. Such notice shall set forth the aggregate number or amount of Option Securities as to which the option is being exercised, the names in which the Option Securities are to be registered if not in global form as set forth above, the denominations in which the shares of Option Securities are to be issued and the date and time, as determined by the Underwriters, when the Option Securities are to be delivered; provided, however, that this date and time shall not be earlier than the Closing Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the third business day after the date on which the option shall have been exercised. The date and time the Option Securities are delivered are sometimes referred to as the "Option
                                                                      ------
Closing Date".  Delivery of and payment for the Option Securities shall be made
------------
at the place specified in the first sentence of the first paragraph of this

Section 4 (or at such other place as shall be determined by agreement between the Underwriters and the Company at 10:00 a.m., Eastern time, on the Option Closing Date). On the Option Closing Date, the Company shall deliver or cause to be delivered the certificates representing the Option Securities to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price in the manner set forth in the applicable Terms Agreement. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Securities shall be registered in such names (if other than in global form) and in such denominations as the Underwriters shall request in the aforesaid notice. For the purpose of expediting the checking and packaging of certificates for the Option Securities that are Common Stock, the Company shall make the certificates representing such Common Stock available for inspection by the Underwriters in New York, New York, not later than 2:00 p.m., Eastern time, on the business day prior to the Option Closing Date.

     5.   Further Agreements of the Company and Thermo Electron.  The Company
          -----------------------------------------------------
and Thermo Electron each agree:

     (a) To prepare the Prospectus in a form reasonably approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; after the date of the applicable Terms Agreement, to make no further amendment or supplement to the Registration Statement or to the Prospectus prior to the applicable Closing Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or Thermo Electron with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Securities; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) To furnish, promptly upon request by the representatives of the Underwriters named in any applicable Terms Agreement (the "Representatives" and
                                                           ---------------
if no Representatives are so named, then any references herein to the Representatives shall be deemed to refer to the Underwriters), to the Underwriters and to counsel for the Underwriters a copy of the Registration

Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

     (c) To deliver promptly to the Underwriters such number of the following documents as the Representatives shall reasonably request:

          (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the Indentures and such other exhibits as the Underwriters may reasonably request),

          (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and

          (iii) any document incorporated or deemed incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Date in connection with the offering or sale of the Offered Securities and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document incorporated by reference in the Prospectus) in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon the reasonable request of the Representatives, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

     (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company, Thermo Electron and the Underwriters, be required by the Securities Act, or requested by the Commission;

     (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, and promptly after filing with the Commission (or, if between the signing of any applicable Terms Agreement and the Closing Date thereunder, prior to filing with the Commission) any document incorporated or deemed incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters;

     (f) As soon as practicable after the date of this Agreement and every Terms Agreement relating to designated Offered Securities, to make generally available to its security holders an earnings statement of the Company and its Subsidiaries, and if the applicable Offered Securities include Guarantees or Thermo Electron Common Stock, an earnings statement of

Thermo Electron and its Subsidiaries (which, in each case, need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company or Thermo Electron, as the case may be, Rule 158);

     (g) For a period of five years following the applicable Closing Date, to furnish to the Underwriters, copies of all materials furnished by the Company or Thermo Electron to all of its shareholders and all public reports and all reports and financial statements furnished by the Company or Thermo Electron to the principal national securities exchange upon which the Common Stock (or Thermo Electron Common Stock) and any other Offered Securities may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rules or regulations of the Commission thereunder;

     (h) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Offered Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Offered Securities; provided, however, that in connection therewith the Company and Thermo Electron shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not so qualified;

     (i) For a period of 90 days after the date of the Prospectus relating to designated Common Stock, or Offered Securities convertible into Common Stock but only if specified in the applicable Terms Agreement (unless a different time period is set forth in the applicable Terms Agreement), the Company and Thermo Electron will not, directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any hedging transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or any security convertible or exchangeable for Common Stock (other than shares sold to Thermo Electron or its Subsidiaries or shares issuable pursuant to employee benefit plans, stock option plans or other compensation plans existing on the date thereof or pursuant to then currently outstanding options, warrants or rights and other than the issuance of shares of Common Stock as consideration for the acquisition of one or more businesses provided that such Common Stock may not be resold prior to the expiration of the 90-day period referenced above), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date thereof) otherwise than in accordance with this Agreement without the prior written consent of the Representatives;

     (j) In the event designated Offered Securities are to be listed on a securities exchange, to apply for any listing of such designated Offered Securities on such securities exchange and to use its best efforts to complete and maintain that listing, subject only to official notice of issuance, prior to the relevant Closing Date, or if not so listed by such date, as soon as practical thereafter. In the case of Offered Securities that are Debt Securities to be listed on a foreign securities exchange, if the Company is not able to effect or maintain such listing, it will use its best efforts to obtain and maintain the quotation for, or listing of, such Debt Securities on such other stock exchange or exchanges as the Company may, with the approval of the Representatives, determine;

     (k) To apply the net proceeds from the sale of the Offered Securities being sold by the Company as set forth in the Prospectus; and

     (l) If the Offered Securities include Debt Securities, not to offer or sell such Debt Securities in bearer form during the restricted period to a person who is within the United States or its possessions or to a United States person (each as defined in the U.S. Internal Revenue Code and regulations thereunder, including the D Rules).

     6.   Expenses.  The Company agrees to pay:
          --------

          (a) the costs incident to the authorization, issuance, sale and delivery of the Offered Securities and any taxes payable in that connection (other than taxes based on income);

          (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto;

          (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated or deemed incorporated by reference therein, all as provided in this Agreement;

          (d) the costs, if any, of printing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Offered Securities;

          (e)  any applicable listing or other fees;

          (f) the filing fee of the National Association of Securities Dealers, Inc. and the fees and expenses of qualifying the Offered Securities under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriters);

          (g) any fees charged by securities rating services for rating any Offered Securities; and

          (h) all other costs and expenses incident to the performance of the obligations of the Company and Thermo Electron under this Agreement; provided that, except as provided in this Section 6 and in Section 8 and Section 11, the Underwriters shall pay the costs and expenses of their counsel, any transfer taxes on the Offered Securities which they may sell, the expenses of advertising any offering of the Offered Securities made by the Underwriters and all other costs and expenses of the Underwriters and their counsel not enumerated in this
Section 6.

     7.   Conditions of Underwriters' Obligations.  The obligations of the
          ---------------------------------------
Underwriters to purchase and pay for any Offered Securities are subject to the accuracy, when made, and on each Closing Date, of the representations and warranties of the Company and Thermo Electron contained herein, to the performance by the Company and Thermo Electron of their respective obligations hereunder and under any Terms Agreement, and to each of the following additional terms and conditions:

          (a) At the applicable Closing Date, the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the Representatives' reasonable satisfaction.

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to any Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of counsel for the Underwriters, is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made), not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form, validity and enforceability of this Agreement, any Terms Agreement, the Indentures, the Offered Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and any Terms Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and Thermo Electron shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Seth H. Hoogasian, Esq., General Counsel to the Company and Thermo Electron, shall have furnished to the Underwriters his opinion, in such capacities, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

               (i) The Company and Thermo Electron and each of their respective Significant Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation. The Company, Thermo Electron and each of their respective Significant Subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except where the failure to be so qualified and in good standing would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of such corporation and its Subsidiaries taken as a whole, and have all corporate power and authority necessary to own, lease or operate their respective properties and to conduct the businesses in which they are engaged as described in the Prospectus;

               (ii) The Company and Thermo Electron have an authorized capitalization as set forth in the Prospectus (as of the date such information is given). All of the outstanding shares of capital stock of each of the Company, Thermo Electron and their respective Significant Subsidiaries are duly authorized and validly issued, and, to the best of such counsel's knowledge, fully paid and non-assessable; to the best of such counsel's knowledge, the Company and Thermo Electron own, directly or indirectly through Subsidiaries, the amount of the outstanding capital stock of their respective Significant Subsidiaries, as described in the Prospectus (as of the date such information is given), and to the best of such counsel's knowledge, such ownership is free and clear of any lien, claim or encumbrance or any other claim of any third party (except for certain obligations of the Company, Thermo Electron or their Subsidiaries, as the case may be, pursuant to their stock and employee benefit plans). To the best of such counsel's knowledge, except as described in the Prospectus, including options granted or to be granted pursuant to stock and employee benefit plans described therein, there are no outstanding warrants or options to purchase any shares of the capital stock of the Company from the Company and there are no outstanding warrants or options to purchase any shares of capital stock of Thermo Electron from Thermo Electron to persons other than Subsidiaries of Thermo Electron. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock, including any Common Stock issuable upon conversion of any Offered Securities, in each case pursuant to the Company's corporate charter or by-laws or any agreement or other instrument to which the Company is a party known to such counsel;

               (iii) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference under the Rules and Regulations;

               (iv) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

               (v) Except as described in Section 1(o) hereof, to the best of such counsel's knowledge and except as described in the Prospectus, there are no agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

               (vi) To the best of such counsel's knowledge, and other than as set forth in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or threatened by or against the Company or Thermo Electron or any of their respective Subsidiaries or of which any material property or assets of the Company or Thermo Electron or any of their respective Subsidiaries is the subject which are required to be disclosed in the Registration Statement or the Prospectus;

               (vii) If the Offered Securities are Debt Securities: The Debt Securities have been duly and validly authorized by the Company and, when duly executed, issued and delivered by the Company, and authenticated by the Trustee pursuant to the provisions of each Indenture, against payment therefor as provided in this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of such Indenture and enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy laws and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law), and the Debt Securities conform as to legal matters in all material respects to the description thereof contained in the Prospectus. The Guarantees have been duly and validly authorized by Thermo Electron and, when duly executed, issued and delivered by Thermo Electron, against payment for the Debt Securities as provided in this Agreement, will constitute valid and legally binding obligations of Thermo Electron entitled to the benefits of the Indenture and enforceable against Thermo Electron in accordance with their terms, subject to the effects of applicable bankruptcy laws and to general equitable principles (whether considered in a proceeding in equity or at law); and the Guarantees conform as to legal matters in all material respects to the description thereof contained in the Prospectus.

               (viii) If the Offered Securities are Debt Securities: Each Indenture has been duly authorized, executed and delivered by the Company and Thermo Electron, and (assuming due execution and delivery by the Trustee) constitutes a valid and legally binding obligation of the Company and Thermo Electron enforceable against the Company and Thermo Electron in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy laws and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); and each Indenture conforms as to legal matters in all material respects to the description thereof contained in the Prospectus;

               (ix) If the Offered Securities are shares of Common Stock: The unissued shares of the Common Stock have been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement, such shares will be duly and validly issued, fully paid and non-assessable; and the Common Stock conforms as to legal matters in all material respects to the description thereof contained in the Prospectus;

               (x) If the Offered Securities are convertible into shares of Common Stock: The Common Stock reserved for issuance upon conversion of convertible Debt Securities has been validly authorized and reserved for such purpose; and, if and when any of such convertible Debt Securities are converted into shares of Common Stock in accordance with the conversion rights so provided, such shares of Common Stock will be validly issued, fully paid and non-assessable and delivered in accordance with the terms of the Company's corporate charter and by-laws;

               (xi) If Thermo Electron Common Stock may be delivered on conversion of convertible Debt Securities: If and when any Thermo Electron Common Stock is delivered upon conversion of any convertible Debt Securities in lieu of the Common Stock issuable upon conversion, such shares of Thermo Electron Common Stock will be validly issued, fully paid and non-assessable and delivered in accordance with the terms of Thermo Electron's corporate charter and by-laws (assuming such shares have been acquired by the Company in accordance with the Share Purchase Plan between the Company and Thermo Electron);

               (xii) This Agreement has been duly authorized, executed and delivered by the Company and Thermo Electron;

               (xiii) The issue and sale of the Offered Securities being delivered on the Closing Date by the Company and the compliance by the Company and Thermo Electron with all of the provisions of this Agreement and each Indenture, and the consummation of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement known to such counsel to which the Company or Thermo Electron or any of their respective Subsidiaries is a party or by which the Company or Thermo Electron or any of such Subsidiaries is bound or to which any of the property or assets of the Company or Thermo Electron or any of their respective Subsidiaries is subject except for such conflicts, breaches, violations or defaults which would not have a material adverse effect on the consolidated financial condition, shareholders' equity, results of operations or business of such corporation and its Subsidiaries taken as a whole, nor will such actions result in any violation of the charter or by-laws of the Company or Thermo Electron or any provisions of any State or Federal statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or Thermo Electron or any of their respective Subsidiaries or any of their respective material properties or assets (other than statutes, orders, rules and regulations pertaining to securities laws matters, which are addressed elsewhere in such opinion).

               (xiv) Except for the registration of the Offered Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, the Trust Indenture Act and applicable state securities laws or by the National Association of Securities Dealers, Inc., in connection with the purchase and distribution of the Offered Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the Indentures by the Company and Thermo Electron and the consummation by the Company and Thermo Electron of the transactions contemplated hereby and thereby.

               (xv) The Registration Statement was declared effective under the Securities Act and each Indenture was qualified under the Trust Indenture Act as of the date specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424 specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such counsel's knowledge, no proceeding for that purpose is pending or threatened by the Commission;

               (xvi) The statements contained in the Prospectus under the captions relating to the Offered Securities, insofar as they describe federal statutes, rules and regulations, or portions thereof (other than those pertaining to tax matters, as to which such counsel need not express any opinion), constitute accurate descriptions thereof in all material respects; and

               (xvii) The Registration Statement, as of the Effective Date, and the Prospectus, as of the date it was filed with the Commission and as of the Closing Date, and any further amendments or supplements thereto made by the Company or Thermo Electron prior to the applicable Closing Date (other than the financial statements and related schedules therein and all other financial and statistical data included therein or omitted therefrom and other than the Form T-1, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and each Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

          In rendering the foregoing opinions, such counsel may state that his opinion is limited to matters governed by the federal laws of the United States of America, the Delaware General Corporation Law and the laws of the Commonwealth of Massachusetts.

          In addition, such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and based on the foregoing, such counsel does not believe that (i) the Registration Statement (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, the statements under the heading, "United States Taxation for Non-U.S. Persons," and the Form T-1, as to which such counsel need not express any belief), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom, the statements under the heading, "United States Taxation for Non-U.S. Persons," and the Form T-1, as to which such counsel need not express any belief), as of its date and the applicable Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements
therein, in light of the   circumstances under which they were made, not
misleading or (ii) any
document incorporated by reference in the Prospectus (other than the financial statements and related schedules and all other financial and statistical data included or incorporated by reference therein or omitted therefrom and other than the Form T-1, as to which such counsel need not express any belief) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by statements to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for the statements made in the Prospectus under the captions relating to the designated Offered Securities and insofar as such statements relate to the Offered Securities and concern legal matters (other than tax matters).

          (e) If the applicable Prospectus Supplement refers to an opinion of tax counsel for the Company relating to tax matters concerning the Offered Securities, the Company shall have furnished to the Underwriters an opinion of such counsel, addressed to the Underwriters, dated the Closing Date, to the effect that the opinion of such counsel referred to in the Prospectus is confirmed.

          (f) At the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as contemplated herein and in each Terms Agreement and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein and therein contained; and the Underwriters shall have received from counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require.

          (g) At the time of execution of each Terms Agreement, the Underwriters shall have received from each of Arthur Andersen LLP, with respect to the Company and if the Offered Securities include Debt Securities, Thermo Electron, and any other accounting firm which has audited financial statements included in the Registration Statement, letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date of such Terms Agreement (i) confirming that they are independent public accountants with respect to the Company, Thermo Electron or such other corporation, and their respective Subsidiaries, as the case may be, within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating as of the date thereof (or with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date thereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by "accountants' comfort letters" to underwriters in connection with registered public offerings in accordance with Statement of Auditing Standards No. 72.

          (h) With respect to the letters of the accounting firms referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of each Terms Agreement (the "initial letters"), the Company shall
                                            ---------------
have furnished to the Underwriters letters (the "bring-down letters") of such
                                                 ------------------
accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

          (i) At each Closing Date, there shall not have been, since the respective dates as of which information is given in the Registration Statement, the Base Prospectus and any Preliminary Prospectus as in effect at the time of execution of the applicable Terms Agreement, any material adverse change in the consolidated financial condition, stockholders' equity, results of operations or business of the Company and its Subsidiaries taken as a whole, or of Thermo Electron and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, except as set forth in or contemplated by such documents.

          (j) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, Chief Executive Officer, the President or a Vice President and the Treasurer, Secretary or an Assistant Secretary of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that, to the best of such person's knowledge:

                    (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the date of the certificate with the same effect as if made on the date of the certificate, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                    (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such person's knowledge, threatened; and

                    (iii) since the respective dates as of which information is given in the Registration Statement, the Base Prospectus and any Preliminary Prospectus as in effect at the time of execution of the applicable Terms Agreement, there has been no material adverse change in the consolidated financial condition, stockholders' equity, results of operations or business of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by such documents.

     (k) Thermo Electron shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, Chief Executive Officer, the President or a Vice President and the Treasurer, Secretary or an Assistant Secretary of Thermo Electron, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that, to the best of such person's knowledge:

                    (i) the representations and warranties of Thermo Electron in this Agreement are true and correct on and as of the date of the certificate with the same effect as if made on the date of the certificate, and Thermo Electron has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                    (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such person's knowledge, threatened; and

                    (iii) since the respective dates as of which information is given in the Registration Statement, the Base Prospectus and any Preliminary Prospectus as in effect at the time of execution of the applicable Terms Agreement, there has been no material adverse change in the consolidated financial condition, stockholders' equity, results of operations or business of Thermo Electron and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by such documents.

          (l) (i) Neither the Company, Thermo Electron, nor any of their respective Subsidiaries shall have sustained since the respective dates as of which information is given in the Registration Statement, the Base Prospectus and any Preliminary Prospectus as in effect at the time of execution of the applicable Terms Agreement, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is material to the Company and its Subsidiaries taken as a whole, or material to Thermo Electron and its Subsidiaries taken as a whole, as the case may be, otherwise than as set forth in or contemplated by such documents, or

               (ii) since the date of the most recent financial statements of the Company and Thermo Electron, as the case may be, contained in the Registration Statement, the Base Prospectus and any Preliminary Prospectus as in effect at the time of execution of the applicable Terms Agreement, there shall not have been any change in the capital stock or consolidated long-term debt of the Company or Thermo Electron, except as set forth in the letters described in paragraphs (g) or (h) of this Section 7, or any material adverse change in the general affairs, operations, business, prospects, key personnel, capitalization, financial condition, shareholders' equity or results of operations of the Company and its Subsidiaries taken as a whole, or of Thermo Electron and its Subsidiaries taken as a whole, otherwise than as set forth in or contemplated by the Registration Statement, the Base Prospectus and any Preliminary Prospectus as in effect at the time of execution of the applicable Terms Agreement, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives or a majority in interest of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

          (m) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, (i) no downgrading shall have occurred in the rating accorded Thermo Electron's securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's securities.

          (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:

               (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or in the over-the-counter market, or trading in any securities of the Company or Thermo Electron on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,

               (ii) a general banking moratorium shall have been declared by federal or New York state authorities;

               (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or

               (iv) there shall have occurred such a material adverse change in general economic or financial conditions (or such a material adverse change in international conditions the effect of which on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives or a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Offered Securities being delivered on such Closing Date on the terms and in the manner contemplated in the Prospectus.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in substance reasonably satisfactory to counsel for the Underwriters. The Company and Thermo Electron may rely on any waiver of such conditions given by the Underwriters or counsel to the Underwriters as if given by the Underwriters.

     8.   Indemnification and Contribution. (a) The Company and Thermo Electron,
          --------------------------------
jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each such person, if any, who controls any Underwriter, within the meaning of the Securities Act, from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to any losses, claims, damages, liabilities or actions relating to purchases and sales of the Offered Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,

          (i) any untrue statement or alleged untrue statement made by the Company or Thermo Electron in Section 1 hereof ; or

          (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto; or

          (iii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any Preliminary Prospectus, in light of the circumstances in which they were made) not misleading; or

          (iv) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Offered Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (ii) or (iii) above (provided that the Company and Thermo Electron shall not be liable under this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly or indirectly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct or breach of this Agreement);

and shall reimburse each Underwriter and each such officer, employee or controlling person within 30 days after receiving written demand therefor for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company and Thermo Electron shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through any Underwriter by or on behalf of any Underwriter specifically for inclusion therein; and provided, further, that the Company and Thermo Electron shall not be liable to any Underwriter under the indemnity agreement in this subsection with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage, liability or any action in respect thereof of such Underwriter results from the fact that such Underwriter sold Offered Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was (i) identified to such Underwriter at or prior to the earlier of the filing with the Commission or the furnishing to such Underwriter of the Prospectus and (ii) corrected in the Prospectus or in the Prospectus as then amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company or Thermo Electron may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

     (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and Thermo Electron and their respective officers and employees, each of their respective directors, and each person, if any, who controls the Company or Thermo Electron within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to the purchases and sales of Offered Securities), to which the Company or Thermo Electron or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,

          (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or

          (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Underwriters by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse, within 30 days after receiving written demand therefor, the Company, Thermo Electron and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, Thermo Electron or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or Thermo Electron or any such director, officer, employee or controlling person.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 8 (a) or (b). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that the Representatives shall have the right to employ counsel to represent you and those other Underwriters who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or Thermo Electron hereunder if, in your reasonable judgment, it is advisable for you and those Underwriters to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party or parties, and provided, further, in no event, shall the indemnifying party or parties be responsible for the expenses of more than one separate counsel for all such indemnified parties.

     No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise, consent or judgment (A) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, and (B) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,

          (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and Thermo Electron on the one hand and the Underwriters on the other from the offering of the Offered Securities or

          (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the fault of the Company and Thermo Electron on the one hand and the Underwriters on the other with respect to the statements or omissions which in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and Thermo Electron on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Offered Securities purchased under this Agreement, on the other, bear to the total gross proceeds from the offering of the Offered Securities under this Agreement in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or Thermo Electron, on the one hand, or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Thermo Electron and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint. The provisions of this Section 8(d) shall be applied separately to each offering of Offered Securities.

     (e) The Underwriters severally confirm that the following statements are correct and constitute information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus: (i) the legend in the Prospectus concerning stabilization and over-allotment by the Underwriters,
(ii) the statements with respect to the public offering of the Offered Securities by the Underwriters set forth on the cover page of the Prospectus and (iii) the statements concerning concessions, allowances and reallowances and stabilization and over-allotment set forth under the caption "Underwriting" in the Prospectus.

     9.   Defaulting Underwriters.  If on the applicable Closing Date, any
          -----------------------
Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase (in addition to the amount of Offered Securities which such Underwriters are obligated to purchase pursuant to Section 2) the Offered Securities which the defaulting Underwriter agreed but failed to purchase on such Closing Date in the respective proportions to the amount of Offered Securities set opposite the names of each remaining non-defaulting Underwriter in Exhibit A to the
                                                      ---------
applicable Terms Agreement bears to the amount of the Offered Securities set opposite the names of all the remaining non-defaulting Underwriters in Exhibit A
                                                                       ---------
to the applicable Terms Agreement; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Offered Securities on such Closing Date if the total number of Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the total amount of the Offered Securities to be purchased on such Closing Date. If the foregoing maximum percentage is exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Offered Securities to be purchased on such Closing Date. If the non-defaulting Underwriters or the other underwriters satisfactory to the Underwriters do not elect to purchase the Offered Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall. terminate without liability on the part of any non-defaulting Underwriter or the Company or Thermo Electron, except that the Company, Thermo Electron and the Underwriters will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11 and continue to be liable under Section 8. As used in this Agreement, the term "Underwriter" includes,
                                                      -----------
for all purposes of this Agreement unless the context requires otherwise, any party not listed in Exhibit A to any applicable Terms Agreement who, pursuant to
                    ---------
this Section 9, purchases Offered Securities which a defaulting Underwriter agreed but failed to purchase. Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Offered Securities of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the applicable Closing Date for up to seven full business days in order to effect any changes that in the reasonable opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement necessary to consummate the transactions described herein.

     10.  Termination.  The obligations of the Underwriters under this Agreement
          -----------
may be terminated by the Representatives or by Underwriters which have agreed to purchase in the aggregate 50% or more of the aggregate amount of Offered Securities by notice given to and received by the Company prior to delivery of and payment for the Offered Securities if, prior to that time, any of the events described in Sections 7(i), (l), (m) or (n) (but as to subsection (m) only, only if the offering is of Debt Securities) shall have occurred or if the Underwriters shall decline to purchase the Offered Securities for any reason permitted under this Agreement.

     11.  Reimbursement of Underwriters' Expenses.  If the Company shall fail to
          ---------------------------------------
tender the Offered Securities for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or Thermo Electron to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company or Thermo Electron is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter for any of its expenses incurred in connection with this Agreement.

     12.  Notices, etc.  All statements, requests, notices and agreements
          ------------
hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission, if Lehman Brothers Inc. is one of the Underwriters, c/o Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., World Financial Center, 10th Floor, New York, NY 10285, and if Goldman, Sachs & Co. is one of the Underwriters, c/o Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004,
Attention:  Registration Department(Fax:  212-357-0926); and

          (b) if to the Company or Thermo Electron, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company or Thermo Electron set forth in the Registration Statement, Attention: General Counsel (Fax: (617) 622-1283).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and Thermo Electron shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

     13.  Persons Entitled to Benefit of Agreement.  This Agreement shall inure
          ----------------------------------------
to the benefit of and be binding upon the Underwriters, the Company and Thermo Electron and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company and Thermo Electron contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company and Thermo Electron, officers of the Company and Thermo Electron and any person controlling the Company or Thermo Electron within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     14.  Survival.  The respective indemnities, representations, warranties and
          --------
agreements of the Company, Thermo Electron and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for any Offered Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

     15.  Definition of the Terms "Business Day," "Significant Subsidiary" and
          --------------------------------------------------------------------
"Subsidiary."   For purposes of this Agreement, (a) "business day" means any day
-----------                                          ------------
on which the New York Stock Exchange, Inc. is open for trading, (b) "Subsidiary"
                                                                     ----------
has the meaning set forth in Rule 405 of the Rules and Regulations and (c)

"Significant Subsidiary" has the meaning set forth in Item 1-02(w) of the
-----------------------
Regulation S-X of the Rules and Regulations.

     16.  Performance by the Company.  Thermo Electron agrees to cause the
          --------------------------
Company to perform each of the agreements and obligations of the Company contained in this Agreement.

     17.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of Massachusetts.

     18.  Counterparts.  This Agreement may be executed in counterparts and, if
          ------------
executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

     19.  Headings.  The headings herein are inserted for convenience of
          --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.



                  [Remainder of page intentionally left blank]

     If the foregoing correctly sets forth the agreement between the Company, Thermo Electron and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              THERMOTREX CORPORATION

                              By: /s/ David A. Teitel
                                 _________________________
                                  Name:  David A. Teitel
                                  Title: Vice President, Finance


                              THERMO ELECTRON CORPORATION

                              By: /s/ Earl R. Lewis
                                 _________________________
                                  Name:  Earl R. Lewis
                                  Title: Vice President

Accepted:

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.


BY: LEHMAN BROTHERS INC.

By: /s/ Kevin Davies
   _______________________
   Name:  Kevin Davies
   Title: Associate, Investment
          Banking

                                                                    SCHEDULE I

                                TERMS AGREEMENT


                                                  October 28, 1997

To each of the Underwriters
named on Exhibit A hereto

Dear Sirs:

     ThermoTrex Corporation, a Delaware corporation (the "Company"), proposes to
                                                          -------
issue and sell $110 million aggregate principal amount of its debt securities with the terms set forth below (the "Offered Securities"). Subject to the terms
                                     ------------------
and conditions set forth herein or incorporated by reference herein, the underwriters named on Exhibit A hereto (the "Underwriters") offer to purchase,
                      ---------              ------------
severally and not jointly, the principal amount of Offered Securities set forth therein opposite their respective names at 98% of the principal amount thereof (except with respect to $10 million principal amount of the Offered Securities being sold to Thermo Electron Corporation (the "Guarantor"), for which the purchase price shall be 100% of the principal amount thereof). In addition, the Company hereby grants to the Underwriters an option to purchase up to an additional $16.5 million aggregate principal amount of the Offered Securities (the "Option Securities") to cover over-allotments, if
                         -----------------
any, on the terms and conditions set forth herein or incorporated herein by reference. The purchase price for the Option Securities shall be 98% of the principal amount thereof, together with accrued interest from the Closing Date.

     The Offered Securities shall have the following terms:

     Title: 3 1/4% Convertible Subordinated Debentures due 2007

     Maturity:  November 1, 2007

     Interest rate: 3 1/4% per annum

     Interest payment dates:  May 1 and November 1, commencing May 1, 1998 or in part, at any time on or after November 1, 2000 at 100% of the principal amount thereof, together with accrued interest to the date of redemption.

     Repayment provisions: Subject to repayment at the option of the holder at 100% of the principal amount thereof, together with accrued interest to the date of repayment, in the event the Common Stock is neither listed for trading on a United States national securities exchange, Nasdaq National Market nor approved for trading on an established automated over-the-counter trading market in the United States.

     Conversion provisions: Convertible at any time (except that Bearer Debentures are convertible on and after the Exchange Date) into shares of Common Stock of the Company at an initial conversion price of $27.00.
     The Company may elect, in its sole discretion, to (i) pay cash in respect of all or a portion of the shares of Common Stock otherwise issuable upon such conversion and/or (ii) deliver fully paid and non-assessable shares of Thermo Electron Common Stock, in respect of all or a portion of the shares of Common Stock otherwise issuable upon such conversion.

     Guarantee:  Guaranteed on a subordinated basis by the Guarantor.

     Form: May be issued in registered form and/or bearer form. The Offered Securities issued in bearer form will be initially represented by a temporary global bearer Offered Security exchangeable for definitive Offered Securities commencing on the date 40 days after the later of the Closing Date and the Option Closing Date.

     The Closing Date shall be November 3, 1997.

     All the provisions contained in the Underwriting Agreement dated October 28, 1997 among Lehman Brothers Inc., Goldman, Sachs & Co., the Company and the Guarantor, and in the Officers' Certificate dated October 28, 1997, executed by the Company and the Guarantor, copies of which you have previously received, are herein incorporated by reference (except for provisions that relate to securities other than Offered Securities designated herein) in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in the Underwriting Agreement are used herein as therein defined.

     The Company agrees to be bound by the provisions of Section 5(i) of the Underwriting Agreement.

     Payment for the Offered Securities shall be made to or upon the order of the Company on the Closing Date or the Option Closing Date, as the case may be, by wire transfer in immediately available funds.


                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

     Please accept this offer by signing a copy of this Terms Agreement in the space set forth below.

                                   Very truly yours,

Accepted on October 28, 1997       THERMOTREX CORPORATION

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.               By: /s/ David A. Teitel
                                      ______________________
                                      Name:  David A. Teitel
                                      Title: Vice President, Finance

By:  LEHMAN BROTHERS INC.          THERMO ELECTRON CORPORATION


By: /s/ Kevin Davies               By: /s/ Earl R. Lewis
   __________________________         ______________________
   Name:  Kevin Davies                Name:  Earl R. Lewis
   Title: Associate, Investment       Title: Vice President
          Banking

EXHIBIT A
---------

LIST OF UNDERWRITERS


                                                  Principal Amount
Underwriter                                         of Debentures
-----------                                       ----------------
Lehman Brothers Inc........................       $ 55,000,000
Goldman, Sachs & Co........................         55,000,000

                                                  -------------
                          Total............       $110,000,000
                                                  -------------